Exhibit 19.2

 Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report

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  Collection Period                                                                                                     March, 2002
  Distribution Date                                                                                                         4/15/02
  Transaction Month                                                                                                               1



  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,649,997,982.62              219,404
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $700,000,000.00         2.010%                 December 16, 2002
   Class A-2 A Notes                                                515,050,000.00         2.970%                     June 15, 2004
   Class A-2 B Notes                                                574,834,000.00         1.950%                     June 15, 2004
   Class A-3 A Notes                                                388,858,000.00         4.140%                 December 15, 2005
   Class A-3 B Notes                                                776,000,000.00         1.960%                 December 15, 2005
   Class A-4 Notes                                                  393,322,000.00         4.750%                   August 15, 2006
   Class B Notes                                                    105,728,000.00         5.180%                  October 16, 2006
   Class C Notes                                                     70,486,000.00         5.750%                 December 15, 2006
   Class D Certificates                                              70,486,000.00         6.000%                   August 15, 2008
                                                                     -------------
      Total                                                      $3,594,764,000.00


  II. COLLECTIONS
  ---------------

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $17,574,291.61                $5,912.80          $17,580,204.41
  Repurchased Loan Proceeds Related to Interest                           9,163.79                     0.00                9,163.79
                                                                          --------                     ----                --------
      Total                                                         $17,583,455.40                $5,912.80          $17,589,368.20

  Servicer Advances:
  Principal Advances                                                         $0.00               $39,303.80              $39,303.80
  Interest Advances                                                   3,963,848.75                 1,586.35            3,965,435.10
                                                                      ------------                 --------            ------------
      Total                                                          $3,963,848.75               $40,890.15           $4,004,738.90

  Principal:
  Principal Collections                                             $75,074,611.94              $172,191.46          $75,246,803.40
  Prepayments in Full                                                32,268,455.25                33,473.56           32,301,928.81
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      2,377,506.18                     0.00            2,377,506.18
  Payahead Draws                                                              0.00                 9,690.28                9,690.28
                                                                              ----                 --------                --------
      Total                                                        $109,720,573.37              $215,355.30         $109,935,928.67

  Liquidation Proceeds                                                                                                    $8,095.30
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                   $109,944,023.97

  Principal Losses for Collection Period                                                                                 $71,783.89
  Total Regular Principal Reduction                                                                                 $110,047,016.36

  Total Collections                                                                                                 $131,538,131.07

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $131,538,131.07
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt                                                                                                             0.00
                                                                                                                               ----
      Total                                                                                                         $131,538,131.07

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2002
  Distribution Date                                                                                                         4/15/02
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $3,041,664.99        $3,041,664.99                $0.00
   Amount per $1,000 of Original Balance               0.85                 0.85                 0.00

Net Swap Payment                              $1,062,573.20

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                      $742,583.33          $742,583.33               $0.00                $0.00               $0.00
   Class A2 A Notes                     764,849.25           764,849.25                0.00                 0.00                0.00
   Class A2 B Notes                     591,599.99           591,599.99                0.00                 0.00                0.00
   Class A3 A Notes                     804,936.06           804,936.06                0.00                 0.00                0.00
   Class A3 B Notes                     802,728.89           802,728.89                0.00                 0.00                0.00
   Class A4 Notes                       934,139.75           934,139.75                0.00                 0.00                0.00
   Class B Notes                        273,835.52           273,835.52                0.00                 0.00                0.00
   Class C Notes                        202,647.25           202,647.25                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                          $5,117,320.04        $5,117,320.04               $0.00                $0.00               $0.00

  Certificateholders Interest:
   Class D Certificates                $211,458.00          $211,458.00               $0.00                $0.00               $0.00
                                       -----------          -----------               -----                -----               -----
  Total Note and Cert. Interest:     $5,328,778.04        $5,328,778.04               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $122,105,114.84

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       34,588,031.64
   Third Priority Distribution Amount        70,486,000.00
   Regular Principal Distribution Amount    594,925,968.36
                                            --------------
      Principal Distribution Amount        $700,000,000.00

  Noteholder Principal Distributions:
   Class A1 Notes                                       $122,105,114.84
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 Notes                                                  0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $122,105,114.84

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $122,105,114.84

  Collections Released to Servicer                                $0.00

  Total Available for Distribution         $131,538,131.07
  Total Distribution (incl. Servicing Fee) $131,538,131.07

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2002
  Distribution Date                                                                                                         4/15/02
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $174.44                   $1.06                  $175.50
  Class A2 A Notes                                               0.00                    1.49                     1.49
  Class A2 B Notes                                               0.00                    1.03                     1.03
  Class A3 A Notes                                               0.00                    2.07                     2.07
  Class A3 B Notes                                               0.00                    1.03                     1.03
  Class A4 Notes                                                 0.00                    2.38                     2.38
  Class B Notes                                                  0.00                    2.59                     2.59
  Class C Notes                                                  0.00                    2.88                     2.88
                                                                 ----                    ----                     ----
      Total Notes                                              $34.65                   $1.45                   $36.10

  Class D Certificates                                          $0.00                   $3.00                    $3.00
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $33.97                   $1.48                   $35.45

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $3,524,278,000.00       1.0000000                $3,402,172,885.16       0.9653532
  Class A1 Notes                              700,000,000.00       1.0000000                   577,894,885.16       0.8255641
  Class A2 A Notes                            515,050,000.00       1.0000000                   515,050,000.00       1.0000000
  Class A2 B Notes                            574,834,000.00       1.0000000                   574,834,000.00       1.0000000
  Class A3 A Notes                            388,858,000.00       1.0000000                   388,858,000.00       1.0000000
  Class A3 B Notes                            776,000,000.00       1.0000000                   776,000,000.00       1.0000000
  Class A4 Notes                              393,322,000.00       1.0000000                   393,322,000.00       1.0000000
  Class B Notes                               105,728,000.00       1.0000000                   105,728,000.00       1.0000000
  Class C Notes                                70,486,000.00       1.0000000                    70,486,000.00       1.0000000
  Class D Certificates                         70,486,000.00       1.0000000                    70,486,000.00       1.0000000
                                               -------------       ---------                    -------------       ---------
     Total                                 $3,594,764,000.00       1.0000000                $3,472,658,885.16       0.9660325

  Portfolio Information
  Weighted Average Coupon (WAC)                         7.07%                                           7.08%
  Weighted Average Remaining Maturity (WAM)             50.90                                           50.11
  Remaining Number of Receivables                     219,404                                         216,457
  Portfolio Receivable Balance              $3,649,997,982.62                               $3,539,950,966.26

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $17,149,519.75
  Specified Credit Enhancement Amount                                                                        $35,399,509.66
  Yield Supplement Overcollateralization Amount                                                             $120,746,997.90
  Target Level of Overcollateralization                                                                     $137,896,517.65

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $18,249,989.91
  Specified Reserve Account Balance                                                                           18,249,989.91
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             18,249,989.91
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $18,249,989.91
  Change in Reserve Account Balance                                                                                   $0.00

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2002
  Distribution Date                                                                                                         4/15/02
  Transaction Month                                                                                                               1


  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                    $8,095.30
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                           $71,783.89
  Charge-off Rate for Collection Period (annualized)                                                                          0.02%
  Cumulative Net Losses for all Periods                                                                                  $63,688.59


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,582                $25,838,310.51
  61-90 Days Delinquent                                                                             5                    $88,890.76
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          1                     $5,179.99

  Repossesion Inventory                                                                            21                   $325,508.90


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0213%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0028%
  Three Month Average                                                                                                       0.0000%

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2002
  Distribution Date                                                                                                         4/15/02
  Transaction Month                                                                                                               1

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           3,930,719.27                     40,883.78
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $3,930,719.27                    $40,883.78

  Current Month Interest Advances for Prepaid Loans                                        $33,129.48                         $6.37

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $33,418.53
  Additional Payaheads                                                                                                    36,093.24
  Payahead Draws                                                                                                          43,674.05
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $25,837.72



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